SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                   FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                      Date of report:  December 20, 1996

                              USAir Group, Inc.
                       (Commission file number: 1-8444)

                                     and

                                 USAir, Inc.
                       (Commission file number: 1-8442)
           (Exact names of registrants as specified in their charters)

                  Delaware               USAir Group, Inc.   54-1194634
          (State of Incorporation        USAir, Inc.         53-0218143
            of both registrants)         (I.R.S. Employer Identification Nos.)

                              USAir Group, Inc.
                   2345 Crystal Drive, Arlington, VA  22227
                  (Address of principal, executive offices)
                                (703) 418-5306
                       (Registrant's telephone number)

                                 USAir, Inc.
                   2345 Crystal Drive, Arlington, VA  22227
                  (Address of principal, executive offices)
                                (703) 418-5306
                       (Registrant's telephone number)


          Item 5.  Other Events

               On December 17, 1996, USAir Group, Inc. received a letter from British Airways Plc, which is attached hereto as Exhibit 99.1.

          Item 7.  Financial Statements and Exhibits

          (c)  Exhibits

             Designation                 Description

               99.1        Letter, dated December 17, 1996, from
                           British Airways Plc to USAir Group,
                           Inc.


                                  SIGNATURES

               Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                            USAIR GROUP, INC.

          Date: December 20, 1996  By:   /s/ Lawrence M. Nagin
                                       ----------------------------
                                            Lawrence M. Nagin
                                        Executive Vice President,
                                       Corporate Affairs & General
                                                 Counsel

                                               USAIR, INC.


          Date: December 20, 1996  By:  /s/ Lawrence M. Nagin
                                       -----------------------------
                                            Lawrence M. Nagin
                                        Executive Vice President,
                                       Corporate Affairs & General
                                                 Counsel


                                EXHIBIT INDEX

          Designation           Description               Page

              99.1    Letter, dated December 17,           N/A
                      1996, from British Airways Plc
                      to USAir Group, Inc.